SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 3, 2010

ELECTRIC CAR COMPANY, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-142704	20-8317658
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1903 North Barnes Ave

Springfield Mo. 65803

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

417-866-6565

(ISSUER TELEPHONE NUMBER)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -- Corporate Governance and Management

Item 5.03

Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

The Company filed with the Secretary of the State of Delaware, effective February 3, 2010, to increase the authorized capital of the Corporation to be 5,010,000,000 (Five Billion Ten Million), consisting of 5,000,000,000 (Five Billion) shares of common stock, par value of $0.001 and 10,000,000 (Ten Million) shares of preferred stock, par value of $0.001 per share.

Section 9 -- Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

3.1

Filed Certificate of Amendment to Certificate of Incorporation, dated January 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRIC CAR COMPANY, INC.

By:	/s/Gary Spaniak
Gary Spaniak
President

Dated: February 8, 2010

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